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  CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, John R. Jones, President of AB Funds Trust (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 18, 2005                     /s/ John R. Jones
     -------------------            ------------------------------
                                    John R. Jones, President
                                    (principal executive officer)


I, Jeffrey P. Billinger, Vice President and Treasurer of AB Funds Trust (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 18, 2005                     /s/ Jeffrey P. Billinger
     -------------------            --------------------------------------------
                                    Jeffrey P. Billinger, Vice President and
                                    Treasurer
                                    (principal financial officer)